                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            CAPITAL DIRECTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                            CAPITAL DIRECTIONS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            CAPITAL DIRECTIONS, INC.

         322 South Jefferson Street, Mason, Michigan 48854 517-676-0500
--------------------------------------------------------------------------------

March 31, 2000



Dear Shareholder:

You are invited to attend the Capital Directions, Inc. 2000 Annual Meeting of Shareholders on Thursday, April 27 at the Mason Area Historical Museum, 200 East Oak Street, Mason, Michigan. Hors d'oeuvres will be served beginning at 5:30 p.m. and the business meeting will commence at 6:00 p.m.

Please read the accompanying Notice of Annual Meeting and Proxy Statement for information pertaining to the matters to be considered and acted upon at the Annual Meeting.

We appreciate your continued interest in Capital Directions, Inc. and look forward to seeing you at the Annual Meeting. Whether or not you are present, it is important that your shares are represented. Accordingly, please sign, date, and mail the enclosed Proxy promptly.

Sincerely,




George A. Sullivan
Chairman of the Board




Timothy P. Gaylord
President and
Chief Executive Officer

                            CAPITAL DIRECTIONS, INC.

         322 South Jefferson Street, Mason, Michigan 48854 517-676-0500
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 2000

The Annual Meeting of Shareholders of Capital Directions, Inc. will begin at 6:00 p.m. on Thursday, April 27, 2000 at the Mason Area Historical Museum, 200 East Oak Street, Mason, Michigan, for the following purposes:

         (1) To elect a board of six directors, each to hold office for a term of one year and until a successor has been elected and qualified; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2000 will be entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof.

All Shareholders are invited to attend the Annual Meeting. Please be sure to mark, date, sign, and return the enclosed proxy card, whether or not you plan to attend the meeting, so your shares will be voted. Any Shareholder present at the meeting, may vote personally on all matters brought forward. In that event, his or her Proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS



Douglas W. Dancer
Secretary

March 31, 2000

                            CAPITAL DIRECTIONS, INC.

         322 South Jefferson Street, Mason, Michigan 48854 517-676-0500
-------------------------------------------------------------------------------
                                 PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 27, 2000

This Proxy Statement is furnished in connection with the solicitation of proxies, beginning April 1, 2000, by the Board of Directors of Capital Directions, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company, to be held at the Mason Area Historical Museum, 200 East Oak Street, Mason, Michigan, on April 27, 2000 at 6:00 p.m. (the "Annual Meeting").

If the form of Proxy accompanying this Proxy Statement is properly executed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders in accordance with the directions given in such Proxy. If no choice is specified, the shares represented by the Proxy will be voted for the election of directors listed as nominees in the Proxy and in accordance with the best judgement of the Proxy holder with respect to any other matter to come before the Shareholders at the Annual Meeting. A Proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of the Company, executing a subsequent Proxy, or attending the meeting and voting in person. Attendance at the Annual Meeting does not, however, automatically serve to revoke the Proxy. This proxy statement is first being mailed to shareholders on March 31, 2000.

                        VOTING SECURITIES AND RECORD DATE

As of March 1, 2000, the record date for the Annual Meeting, the Company had issued and outstanding 598,056 shares of Common Stock, par value $5.00 per share ("Common Stock"), each outstanding share entitles the record holder thereof one vote upon each matter to be voted upon at the meeting, or any adjournment. The transaction of business at the Annual Meeting requires the presence of a quorum, which will be established by the presence or representation at the Annual Meeting of a majority of the outstanding shares of Common Stock entitled to vote. Directors are elected by a plurality of the votes cast at the Annual Meeting. Thus, the six nominees for election as directors who receive the greatest number of votes cast will be elected directors (see "(1) ELECTION OF DIRECTORS"). Therefore, broker non-votes on shares as to which authority is withheld with respect to the election of directors will be counted for quorum purposes, but since they are not votes cast, will have no effect on the election of directors.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information, as of March 1, 2000, as to the Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock:

                           Name and Address                          Amount and Nature                    Percent
  Title of Class           of Beneficial Owner                    of Beneficial Ownership                 of Class
------------------         -------------------                    -----------------------                 --------
Common Stock,              June M. Oesterle Trust                         54,586(1)                           9.13%
$5 par value               Lyle M. Oesterle Trust
                           1975 Okemos Rd.
                           Mason, MI  48854

Common Stock,              Colin J. Fingerle Trust                        37,143                              6.21%
$5 par value               2505 Londonderry Rd.
                           Ann Arbor, MI 48104

                            (1) ELECTION OF DIRECTORS

Six directors are proposed to be elected at the Annual Meeting to serve until the next Annual Meeting and/or until their successors are elected. The Bylaws of the Company permit the Board of Directors to establish the size of the Board from six to nine members. The present Board has fixed six as the size of the Board to be elected. The Proxies cannot be voted for a greater number of persons than the number of nominees named.

In the event that any nominee is unable to serve, which is not now contemplated, the Proxy holders, to the extent they have been granted authority to vote in the election of directors, may or may not vote for a substitute nominee. The nominees for directors are the persons named on the following page, all of whom are presently serving as directors of the Company. These persons, according to the information supplied by them, owned beneficially, directly or indirectly, the number of shares of Common Stock of the Company set forth opposite their respective names. All information is presented as of March 1, 2000.

--------------------
    (1)Total of shares owned by both the June M. Oesterle Trust of which June M. Oesterle is the sole Trustee and the Lyle M. Oesterle Trust of which Lyle M. Oesterle, spouse of June M. Oesterle, is sole Trustee.

                                   DIRECTORS


                                             Principal Occupation For                          Amount and Nature
                                                  Last Five Years                Director        of Beneficial      Percent
       Name                          Age              Or More                    Since (1)       Ownership (2)      of Class
--------------                      -----   ---------------------------------   -----------      -------------     ----------
Gerald W. Ambrose                     50     County Controller for the              1990               972            (3)
                                             County of Ingham; Vice
                                             Chairman of the Board,
                                             Mason State Bank and the
                                             Company

Douglas W. Dancer                     59     Realtor, CB Richard Ellis Martin;      1986             16,724          2.80
                                             Former President, Dancer's Inc.
                                             Department Stores; Secretary
                                             of the Board, Mason State
                                             Bank and the Company

Timothy P. Gaylord                    45     President & Chief Executive            1995              6,734          1.13
                                             Officer of Mason State Bank
                                             and the Company

Paula Johnson                         53     Realtor, Vision Real Estate and        1996                200           (3)
                                             Developer, PAL, LLC i.e.: Vision
                                             Village Condominiums

Marvin B. Oesterle                    48     Partner, Golden Acres Farms            1981              3,934           (3)
                                             and Oesterle Brothers
                                             Seed Corn

George A. Sullivan                    67     Attorney; Chairman of the              1975              2,120           (3)
                                             Board, Mason State Bank and
                                             the Company

Six directors as a group                                                                             30,684          5.13

(1) Includes service as a director of the Company's wholly-owned subsidiary, Mason State Bank (the "Bank"). The Company was organized in 1988 to act, inter alia, as a holding company for Mason State Bank, and the Bank's directors became directors of the Company.
(2) Includes shares owned by or jointly with spouse, or minor child, or other relative residing in same household, or as trustee.
(3)      Less than one percent.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a number of standing committees, including Audit and Personnel.

The members of the Audit Committee include: Marvin B. Oesterle, Chairman; Gerald
W. Ambrose; Paula Johnson; and George A. Sullivan, ex-officio. The Audit Committee, which met two times during 1999, appoints, subject to approval by the Board of Directors, the Bank's independent auditors and approves the program of continuous internal audit and the scope of audit procedures. The committee also reviews the accounting principles and the control procedures and practices adopted by management, the services performed by the independent auditors, and approves the fees paid to the independent auditors.

The members of the Personnel Committee include: Gerald W. Ambrose, Chairman; Douglas W. Dancer; Timothy P. Gaylord; Paula Johnson; and George A. Sullivan, ex-officio. This committee met seven times in 1999. The Bank's Personnel Committee approves the officers' salary budget for the year and recommends changes in official salaries and other benefits to the Bank's Board of Directors.

In 1999, there were a total of twelve regularly scheduled meetings of the Board of Directors of the Company. Of the nominees for re-election as directors of the Company, no director attended less than seventy-five percent of the aggregate of the total number of meetings of the Board of Directors of the Company held in 1999 and the total number of meetings held by all standing committees of the Board on which they served.

Each director of the Company is entitled to receive an annual retainer of $7,303. In lieu of payment of director fees, certain directors have elected to participate in a deferred compensation plan adopted in 1986. The plan was closed to new participants May 18, 1996. All of the directors, except Gerald W. Ambrose, Paula Johnson, and Timothy P. Gaylord, have elected to participate in the plan which provides for retirement and death benefits to be paid to the participating directors or their beneficiaries over fifteen years. Deferred director fees are used to purchase life insurance policies of which the Bank is the owner and beneficiary. These life insurance policies are structured to fully fund the Bank's obligation under the terms of the plan.

                               EXECUTIVE OFFICERS

                                                                                     First Elected as
                                                                                       an Officer of
Name (age)                                  Position with the Company                   the Company
----------                                  -------------------------                ----------------
George A. Sullivan (67)                     Chairman                                        1988
Gerald W. Ambrose (50)                      Vice Chairman                                   1994
Douglas W. Dancer (59)                      Secretary                                       1990
Lois A. Toth (49)                           Treasurer                                       1998
Timothy P. Gaylord (45)                     President & CEO                                 1995


                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth compensation paid by the Company and its subsidiaries during the fiscal year ended December 31, 1999 to the Company's Chief Executive Officer. There were no executive officers, other than the CEO, whose combined salary and bonus exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term
                                                                             Compensation
                                           Annual Compensation        Awards
    Name and                                                                                 All Other
Principal Position         Year    Salary ($) (1)    Bonus ($)    Options (#) (2)       Compensation ($) (3)
------------------         ----    --------------    ---------    ---------------       --------------------

Timothy P. Gaylord         1999     $114,509          $20,000        2,000                     $8,300
President and CEO          1998     $108,169          $13,200        2,000                     $7,750
                           1997     $ 97,950          $12,609        2,000                     $6,256

         (1) Includes director's fees of $7,022 for 1999; $6,752 for 1998; and $6,492 for 1997.

         (2) The amounts shown represent the number of shares covered by stock options granted under the Capital Directions, Inc. Incentive Stock Option Plan as more fully described in the Option Grants in Last Fiscal Year table set forth on the following page.

         (3)      "All Other Compensation" is comprised of the following items:
                  A contribution by the Bank of $8,300 to the Bank's 401(k) Plan for 1999, $7,750 for 1998, and $6,256 for 1997.

The following table presents information about stock options granted to the named executive officer during 1999 under the Capital Directions, Inc. Incentive Stock Option Plan (the "Stock Option Plan").


                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                                                               Potential Realizable
                                                                                               Value at Assumed
                              Number of     % of Total                                        Annual Rates of Stock
                             Securities       Options          Exercise                        Price Appreciation
                             Underlying      Granted to        or Base                         for Option Term (2)
                               Options        Employees          Price          Expiration
Name                       Granted (#) (1)  in Fiscal Year      ($/Sh)             Date          5% ($)   10% ($)
----                       ---------------  --------------    ----------        -------------    -------- --------
Timothy P. Gaylord               2,000           38.96          35.50             2/18/09         44,652   113,156

         (1) The amounts shown are shares of the Company's Common Stock covered by options granted under the Stock Option Plan. The vesting of Stock Options does not start until two years from the date of grant, February 18, 1999. The options vest over 3 years, with one-third of the covered shares becoming part of the exercisable portion each of the three years.

         (2) The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of five percent and ten percent from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock, overall stock market conditions, and the optionees' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.


The following table presents the number of shares covered by, and the value of, unexercised options held by the named executive officer at December 31, 1999. Five hundred (500) options were exercised by the named executive officer during 1999.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES




                                                                            Number of                 Value of
                                                                        Securities Underlying   Unexercised In-the-
                                                                        Unexercised Options         Money Options
                                    Shares                               at FY-End (#) (1)        at FY-End ($) (2)
                                    Acquired on      Value                  Exercisable/            Exercisable/
Name                                Exercise (#)     Realized $            Unexercisable            Unexercisable
----                                ------------     ----------            -------------            --------------
Timothy P. Gaylord                  500              11,500               2,901/5,999            67,412.88/66,812.13

         (1) On March 18, 1999, the Company's Board of Directors, with the consent of each grantee, voted to rescind all outstanding SARs, which had been previously granted under the Company's Incentive Stock Option Plan.

         (2) The value shown is based upon the market bid price at December 31, 1999 of $40.50 net of the option exercise price.

                              EMPLOYMENT AGREEMENT

The Company has entered into an agreement with Mr. Gaylord relating to his employment by the Company and the Bank. This agreement is summarized below. This summary is not intended to be complete and is qualified in its entirety by reference to the agreement.

The agreement among Mr. Gaylord, the Company, and the Bank (the "Agreement") provides that Mr. Gaylord will be employed by the Company and the Bank as their President and Chief Executive Officer. The Agreement was automatically renewed in 1999 for a one-year period ending September 30, 2000 and is subject to automatic renewals of one-year periods unless terminated in accordance with the Agreement. The Agreement provided an annual salary rate for 1995 of $85,000, subject to adjustment by the Board of Directors in subsequent years during the term of the Agreement. During 1999 Mr. Gaylord's salary was $107,487. Mr. Gaylord is also entitled to customary employee benefits and perquisites. The Agreement provides that in the event of a change in control of the Company or the Bank, if Mr. Gaylord's employment is involuntarily terminated, or if Mr. Gaylord's status and compensation are reduced without cause within one year of the change in control, Mr. Gaylord shall be entitled to payment of an amount equal to his annual salary. The Agreement provides that the Company and the Bank may terminate Mr. Gaylord's employment at any time for cause without further obligation to compensate Mr. Gaylord. The Agreement broadly defines cause to generally include, among other things, misfeasance, malfeasance, and nonfeasance of Mr. Gaylord's duties and breach of the Agreement. The Agreement further provides that Mr. Gaylord shall not, for a period of one year after Mr. Gaylord's last day of employment, provide financial services or otherwise compete with the business of the Company and the Bank in the City of Mason, Michigan and a three mile radius surrounding it. Further, Mr. Gaylord shall not during that one year period, solicit customers of the Bank and its affiliates or solicit for hire any then current Bank or Company employees or contact them for the purpose of inducing them to leave the Bank or Company. The Agreement also requires Mr. Gaylord to maintain the confidentiality of certain information and trade secrets of the Company and the Bank following the termination of his employment.


                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

Directors and officers of the Company and their associates were customers of, and had transactions with, subsidiaries of the Company in the ordinary course of business during 1999. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.


                          TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting. At the date of this Proxy Statement, the Board is not aware of any matter other than the election of directors to be presented for action by others or that any nominee named herein for election to the Board of Directors will be unavailable. If any of the nominees listed above is not available for election as a director, or if any other matters come before the meeting or any adjournment thereof, it is intended that the shares represented by Proxies given to the Board of Directors' designees will be voted with respect thereto in accordance with the best judgement of the Proxies after consultation with the Board of Directors. In addition, Rule 14a-4 of Regulation 14A under the Securities Exchange Act of 1934 permits discretionary voting on any matter presented at an annual meeting of shareholders, if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its proxy materials for the prior year's annual meeting. The shares represented by Proxies given to the Board of Directors' designees will be voted in accordance with the best judgement of the proxies after consultation with the Board of Directors on any matter coming within the scope of Rule 14a-4.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

For the year 1999, Crowe, Chizek and Company LLP was engaged by the Board of Directors to perform an audit of the Company's financial statements and has been so engaged for the year 2000. A representative of Crowe Chizek will be present at the meeting to make a statement if he or she desires and to respond to appropriate questions. The Company periodically reviews bids from qualified accounting firms.

                             ADDITIONAL INFORMATION

The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees of the Company and its subsidiaries may solicit Proxies by telephone, telegraph, or in person. The Company has retained the services of ADP Investor Communication Services to deliver Proxy materials to brokers, nominees, fiduciaries, and other custodians for distribution to their beneficial owners, as well as the solicitation of Proxies from these institutions. The cost of the solicitation is expected to amount to approximately $2,500, plus reasonable out-of-pocket expenses.

                               2001 ANNUAL MEETING

Any shareholder who intends to present a proposal at the 2001 Annual Meeting of Shareholders must submit the proposal in writing to the Company on or before November 28, 2000 in order for the proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.


SHAREHOLDERS ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS.




Douglas W. Dancer
Secretary
March 31, 2000

                            CAPITAL DIRECTIONS, INC.

--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

The undersigned hereby appoints Gerald W. Ambrose and Marvin B. Oesterle, jointly and severally, proxies, with full power of substitution, to vote all the shares of capital stock of Capital Directions, Inc. which the undersigned may be entitled to vote, at the Annual Meeting of Shareholders to be held at the Mason Area Historical Museum, 200 East Oak Street, at 6:00 p.m. on April 27, 2000, or any adjournment thereof.

The proxies named on the reverse hereof as directed to vote as specified on the reverse hereof or, if no specification is made, FOR all nominees named on the reverse side and to vote IN ACCORDANCE WITH THEIR DISCRETION on such other matters that may properly come before the meeting. The Board of Directors recommends a vote FOR all Agenda items.

                        (TO BE SIGNED ON REVERSE SIDE.)

ELECTION OF DIRECTORS                                            2. TRANSACT SUCH OTHER BUSINESS
                                                                    AS MAY PROPERLY COME BEFORE
          NOMINEES:                                                 THE MEETING OR ANY
                                             FOR  WITHHELD          ADJOURNMENT THEREOF.
Gerald W. Ambrose         Paula Johnson      [ ]    [ ]
Douglas W. Dancer      Marvin B. Oesterle
Timothy P. Gaylord     George A. Sullivan
                                                                    FOR    WITHHELD   ABSTAIN
FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):            [ ]      [ ]        [ ]
----------------------------------------------------------       -----------------------------------------------------
                                                 ---------------------------------------------------------------------
                                                 NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                                                         /   /
                                                 --------------------------------- ----- --- ---
                                                 SIGNATURE                         DATE

                                                                                         /   /
                                                 --------------------------------- ----- --- ---
                                                 SIGNATURE                         DATE
                                                 ---------------------------------------------------------------------